Back to Form 10-Q
Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of WellCare Health Plans, Inc. (the “Company”) for the fiscal quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Todd S. Farha, Chairman, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 9, 2007	/ s / Todd S. Farha
Todd S. Farha, Chairman, President and Chief Executive Officer
(Principal Executive Officer)